UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 9, 2004



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



              Minnesota                        0-944                 41-0783184
--------------------------------------------------------------------------------
     (State or other jurisdiction     (Commission file number)  (I.R.S. Employer
          of incorporation)                                  Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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 [c]    Exhibits.

99.1 Press Release, dated March 9, 2004, issued by Possis Medical, Inc.

Item 12. Kidney Dialysis Patients Get Hope With High-Speed Catheter System To Remove Clots

On March 9, 2004, the Company issued a press release announcing how kidney dialysis patients get hope with high-speed catheter system to remove clots. A copy of the press release is filed herewith as Exhibit 99.1 item 12 to this Report and is incorporated herein by reference.






                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    March 9, 2004
                               POSSIS MEDICAL, INC.



                               By: /s/ Eapen Chacko
                                   --------------------------
                                     Eapen Chacko
                                     Vice President, Finance



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                                  EXHIBIT INDEX

Exhibit No.              Description
----------               -----------

99.1                     Press Release, dated March 9, 2004, issued by Possis
                         Medical, Inc.